UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2020

VIRGINIA NATIONAL BANKSHARES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Virginia	000-55117	46-2331578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

404 People Place Charlottesville, Virginia	22911
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (434) 817-8621

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Reorganization

On September 30, 2020, Virginia National Bankshares Corporation, a Virginia corporation (the “Company”), entered into an Agreement and Plan of Reorganization (the “Agreement”) with Fauquier Bankshares, Inc., a Virginia corporation (“FBSS”). Pursuant to the Agreement, FBSS will merge with and into the Company, with the Company as the surviving corporation (the “Merger”). At or immediately following consummation of the Merger, The Fauquier Bank, the wholly-owned Virginia chartered commercial banking subsidiary of FBSS, will be merged with and into Virginia National Bank, the Company’s wholly-owned national bank subsidiary (the “Bank”), with the Bank as the surviving bank.

Upon completion of the Merger, in exchange for each share of FBSS common stock, FBSS shareholders will receive 0.6750 shares of the Company’s common stock, plus cash in lieu of any fractional shares.

Each FBSS restricted stock award outstanding immediately prior to the effective time of the Merger (the “Effective Time”), which was issued after the date of the Agreement to a director of FBSS that will be appointed as a director of the Company in connection with the Merger, will convert into a fully vested restricted stock award of the Company, and any transferability restrictions on such FBSS restricted stock award prior to the Effective Time will continue to apply after the Effective Time. Each other FBSS restricted stock award outstanding immediately prior to the Effective Time will vest and convert into the right to receive the merger consideration payable under the Agreement with respect to shares of FBSS common stock.

Each FBSS restricted stock unit award outstanding 10 business days prior to the Effective Time will vest and convert into, at the election of the holder, either cash or shares of FBSS common stock. Any shares of FBSS common stock issued in settlement of a FBSS restricted stock award will be converted at the Effective Time into the right to receive the merger consideration payable under the Agreement.

Upon completion of the Merger, the boards of the Company and the Bank will be fixed at 13 directors, consisting of seven directors to be designated by the Company (including William D. Dittmar, Jr., the current chairman of the board of directors of the Company, who will continue to serve as chairman of the board of directors of the Company following consummation of the Merger, and Glenn W. Rust, the current president and chief executive officer of the Company) and six directors to be designated by FBSS (including John B. Adams, Jr., the current chairman of the board of directors of FBSS, who will serve as vice chairman of the board of directors of the Company, and Marc J. Bogan, the current president and chief executive officer of FBSS). In connection with the execution of the Agreement, each of the current directors of FBSS and the Company, respectively, have entered into certain Affiliate Agreements (described in Item 8.01 below).

Mr. Rust will continue to serve as the Company’s president and chief executive officer following the Effective Time. Mr. Bogan will be appointed president and chief executive officer of the Bank as of the Effective Time.

The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

The boards of directors of each of the Company and FBSS have unanimously approved the Agreement. The Agreement contains customary representations, warranties and covenants from both the Company and FBSS. The consummation of the Merger is subject to various conditions, including (i) approval of the Agreement by shareholders of the Company and FBSS, (ii) receipt of all required regulatory approvals without any burdensome condition, (iii) the absence of any law or order prohibiting the closing of the Merger, and (iv) the effectiveness of the registration statement to be filed by the Company with the Securities and Exchange Commission (“SEC”) with respect to the Company’s common stock to be issued in the Merger. Each party’s obligation to consummate the Merger is subject to certain other conditions, including the accuracy of the representations and warranties of the other party, compliance of the other party with its covenants, and receipt from the party’s legal counsel to the effect that the Merger will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code. Subject to the satisfaction or waiver of the various conditions for closing, the parties anticipate completing the Merger in the first half of 2021.

The Agreement provides certain termination rights for both the Company and FBSS, and further provides that a termination fee of $2,500,000 will be payable by either the Company or FBSS, as applicable, in the event that the Agreement is terminated under certain circumstances.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, will not survive consummation of the Merger unless otherwise specified in the Agreement, and are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts or conditions. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding the Company or FBSS, their respective affiliates or their respective businesses. The Agreement should not be read alone, but should instead be read in conjunction with other information regarding the Company, FBSS and their respective affiliates or their respective businesses, the Agreement and the Merger that will be contained in or incorporated by reference into the Registration Statement on Form S-4 of the Company that will include a prospectus of the Company and a joint proxy statement of the Company and FBSS, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that the Company makes with the SEC.

Item 8.01	Other Events.

Affiliate Agreements

Simultaneous with the execution of the Agreement, the Company and FBSS entered into Affiliate Agreements with each of the directors on the boards of the Company and FBSS. Each director, as a shareholder party to an Affiliate Agreement, has agreed, among other things, to vote shares of the Company’s common stock or FBSS common stock, as applicable, owned by such shareholder and over which such shareholder has sole voting and investment power in favor of the Merger and the Agreement (and related plan of merger), and against any competing acquisition proposal, any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of the Agreement or the Affiliate Agreement, or other action, proposal or transaction that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of the parties’ respective conditions under the Agreement. The Affiliate Agreements will terminate in certain circumstances, including upon consummation of the Merger or the termination of the Agreement in accordance with its terms.

The foregoing description of the Affiliate Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Affiliate Agreements, forms of which are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Important Information and Where to Find It:

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy securities of the Company or a solicitation of any vote or approval. The Company will file a registration statement on Form S-4 and other documents regarding the proposed Merger with the SEC to register the shares of the Company’s common stock to be issued to the shareholders of FBSS in the proposed Merger. The registration statement will include a joint proxy statement/prospectus, which will be sent to the shareholders of the Company and FBSS in advance of each company’s respective shareholder meeting that will be held to consider the proposed Merger. Before making any voting or investment decision, investors and security holders are urged to read the joint proxy statement/prospectus and any other relevant documents to be filed with the SEC in connection with the proposed Merger because they contain important information about the Company, FBSS and the proposed Merger. Shareholders are also urged to carefully review the

Company’s public filings with the SEC, including, but not limited to, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and proxy statements. Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, from the Company at www.vnb.com.com under the tab “Investor” – “Investor Relations” or by directing a request to Tara Y. Harrison, the Company’s Chief Financial Officer, at 404 People Place, Charlottesville, Virginia 22911, or by telephone at (434) 817-8587. The information on the Company’s website is not, and shall not be deemed to be, a part of this report or incorporated into other filings the Company makes with the SEC.

The Company, FBSS and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and FBSS, respectively, in connection with the proposed Merger. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the Company’s proxy statement in connection with its 2020 annual meeting of shareholders, as previously filed with the SEC on April 29, 2020. Information about the directors and executive officers of FBSS and their ownership of FBSS common stock is set forth in FBSS’s proxy statement in connection with its 2020 annual meeting of shareholders, as previously filed with the SEC on April 17, 2020. Additional information regarding the interests of these participants and other persons who may be deemed participants in the solicitation of proxies may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available.

Cautionary Note Regarding Forward-Looking Statements:

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the proposed Merger, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the proposed Merger; (ii) the Company’s and FBSS’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “may”, “assumes”, “approximately”, “will”, “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “targets”, “projects”, or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective management of the Company and FBSS and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and FBSS. In addition, these forward-looking statements are subject to various risks, uncertainties and assumptions with respect to future business strategies and decisions that are subject to change and difficult to predict with regard to timing, extent, likelihood and degree of occurrence. As a result, actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of the Company and FBSS may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the proposed Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the proposed Merger, including adverse effects on relationships with employees and customers, may be greater than expected; (4) the regulatory approvals required for the proposed Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the shareholders of the Company or FBSS may fail to approve the proposed Merger; (6) economic, legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which the Company and FBSS are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in the Company’s and FBSS’s markets could adversely affect operations; (10) an economic slowdown could adversely affect credit quality and loan originations; (11) the ongoing COVID-19 pandemic is adversely affecting the Company, FBSS, and their respective customers, employees and third-party service providers; the adverse impacts of the pandemic on their respective business, financial position, operations and prospects have been material, and it is not possible to accurately predict the extent, severity or duration of the pandemic or when normal economic and operation conditions will return; and (12) other factors that may affect future results of the Company and FBSS, including: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s and FBSS’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available on the SEC’s website at http://www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Reorganization, dated September 30, 2020, between Virginia National Bankshares Corporation and Fauquier Bankshares, Inc.

99.1	Form of Affiliate Agreement, dated as of September 30, 2020, by and among Virginia National Bankshares Corporation, Fauquier Bankshares, Inc., and certain shareholders of Fauquier Bankshares, Inc.

99.2	Form of Affiliate Agreement, dated as of September 30, 2020, by and among Virginia National Bankshares Corporation, Fauquier Bankshares, Inc., and certain shareholders of Virginia National Bankshares Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA NATIONAL BANKSHARES CORPORATION

Dated: October 2, 2020	By:	/s/ Tara Y. Harrison
Tara Y. Harrison
Executive Vice President and Chief Financial Officer